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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 23, 2004



                                 FN ESTATE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



 PENNSYLVANIA                        0-29255                     23-2767197
--------------------------------------------------------------------------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



    TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA 18017
               (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700



                               FASTNET CORPORATION
                               -------------------
          (Former name or former address, if changed since last report)


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ITEM 8.01.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

As previously disclosed, on June 10, 2003, FN Estate, Inc. (f/k/a Fastnet Corporation) (the "Company") and on June 13, 2003, each of its subsidiaries (excluding the Company's wholly-owned subsidiary "DASLIC", a Delaware Holding Company) (Fastnet and such subsidiaries are sometimes referred to herein as the "Debtors") filed respective voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in Jointly Administered Case No. 03-23143 in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court").

Also, as reported in the Company's Current Reports on Form 8-K previously filed with the United States Securities and Exchange Commission, the Debtors have sold substantially all of their assets as a result of several transactions completed pursuant to the provisions of the United States Bankruptcy Code on and between December 15, 2003 and May 4, 2004.

Pursuant to the procedure prescribed in Staff Legal Bulletin No. 2, on November 14, 2003, the Company sought a no-action position from the Staff of the Securities and Exchange Commission that would permit the Company to file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, in lieu of its annual and quarterly reports under the Securities Exchange Act of 1934. To date, the Staff has not officially granted the request. Nonetheless, in conformity with its requests and the provisions of Staff Legal Bulletin No. 2, the Company files herewith as Exhibits, 99.1, 99.2 and 99.3 its monthly operating reports for the periods commencing April 1, 2004 and ended April 30, 2004, commencing May 1, 2004 and ended May 31, 2004, and commencing June 1, 2004 and ended June 30, 2004 (collectively, the "Monthly Operating Reports"), which were filed with the Bankruptcy Court on August 23, 2004.

THE COMPANY CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORTS. THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE MONTHLY OPERATING REPORTS ARE LIMITED IN SCOPE, COVER LIMITED TIME PERIODS, AND ARE IN A FORMAT PRESCRIBED BY THE APPLICABLE BANKRUPTCY LAWS. THERE CAN BE NO ASSURANCE THAT THE OPERATING REPORTS ARE COMPLETE.


ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits


      Exhibit No.        Description of Document
      -----------        -----------------------

         99.1 Monthly Operating Report for the Period April 1, 2004 to April 30, 2004.

         99.2     Monthly Operating Report for the Period May 1, 2004 to May 31,
                  2004.

         99.3 Monthly Operating Report for the Period June 1, 2004 to June 30, 2004.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FN ESTATE, INC.



                                        By: /s/ R. Barry Borden
                                            ------------------------------
                                            R. Barry Borden
                                            Chief Executive Officer


Dated:  August 24, 2004



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                                  EXHIBIT INDEX

Exhibit
Number            Document Description
------            --------------------

99.1     Monthly Operating Report For The Period April 1, 2004 to April 30,
         2004.

99.2     Monthly Operating Report For The Period May 1, 2004 to May 31, 2004.

99.3     Monthly Operating Report For The Period June 1, 2004 to June 30, 2004.